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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




                                  MAY 26, 2004

                             DIOMED HOLDINGS, INC.


           DELAWARE                     000-32045               84-140636
  (State or other jurisdiction   (Commission File Number)     (IRS Employer
       of incorporation)                                   Identification No.)

               1 DUNDEE PARK
                ANDOVER, MA                                 01810
  (Address of Principal Executive Offices)               (Zip Code)

      Registrant's telephone number, including area code: (978-475-7771)

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Item 5. Other Material Important Events and Regulation FD Disclosure

      The Registrant has learned that it, its former chairman, former chief executive officer and a former director have been named as defendants in a class action lawsuit commenced on May 18, 2004 in the United States District Court, District of Massachusetts (Kent Garvey vs. James Arkoosh, et. al., Civil Action
No.: 04-10438-RGS).

      The complaint alleges breach of fiduciary duty and violations of Section 10b of the Securities Exchange Act of 1934, and seeks an award of $4,500,000 on behalf of a purported class of plaintiffs consisting of persons who acquired Registrant's common stock during the period from February 1, 2002 thorough and including March 21, 2002.

      The Registrant believes that the allegations in the complaint are baseless and intends to defend the lawsuit vigorously.

                                   SIGNATURES

      PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.



                                         DIOMED HOLDINGS, INC.
                                         (Registrant)

Date: May 26, 2004                       By:    /s/ David B. Swank
                                                -------------------------
                                         Name:  David B. Swank
                                         Title: Chief Financial Officer